Exhibit 99.1

          BANCFIRST CORPORATION REPORTS 2004 FOURTH QUARTER RESULTS

        OKLAHOMA CITY, Jan. 21 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) today reported net income for the fourth quarter of 2004 of $11.0 million, or $1.38 diluted earnings per share, and $37.2 million, or $4.65 diluted earnings per share, for the year ended December 31, 2004. These results included a one-time, after tax gain of $1.5 million on the sale of a minority interest in a community bank. Operating earnings, excluding the one- time gain, for the fourth quarter of 2004 and the year ended December 31, 2004, reached record levels at $9.5 million, or $1.19 diluted earnings per share and $35.7 million, or $4.46 diluted earnings per share, respectively. These results compare with $7.8 million, or $0.98 diluted earnings per share, for the fourth quarter of 2003, and $31.9 million, or $4.00 diluted earnings per share, for the previous year. This year's operating earnings for the quarter and the year are up 22.1% and 11.9%, respectively, over the same periods in 2003.

        Net interest income for the fourth quarter was $31.2 million, an increase of $2.9 million over the $28.3 million reported a year ago. The increase is a result of the $146.3 million increase in loans to $2.1 billion and an increase in the net interest margin over the same period in 2003. The provision for loan losses was $900,000, down from the $1.4 million in the fourth quarter of 2003. Noninterest income of $15.0 million, which included the one-time gain previously mentioned, was up $3.4 million over the same period in 2003. Noninterest expense totaled $27.8 million, an increase of $1.4 million over the same period a year ago. The noninterest expense increase resulted from increases in salaries and employee benefits and the acquisitions of Lincoln National Bancorporation and two branches from Gold Bank, which were completed in the fourth quarter of 2003. The expenses related to the acquisitions were included in operations for only a portion of the fourth quarter in 2003, but were included in operations for all of 2004.

        At December 31, 2004, the Company's assets totaled $3.0 billion. Total loans were $2.1 billion, deposits were $2.7 billion and stockholders' equity was $277.5 million.

        BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 84 banking locations serving 43 communities across Oklahoma.

        This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                              2004
                    ---------------------------------------------------------      Year-
                         Q1             Q2             Q3             Q4          To-Date
                    ------------   ------------   ------------   ------------   ------------
Income Statement
 Data:
Net interest
 income             $     27,920   $     28,331   $     29,840   $     31,155   $    117,246
Provision for
 loan losses                 720            201            879            899          2,699
Securities
 transactions                ---           (148)             2            (90)          (236)
Total noninterest
 income                   11,702         12,742         12,453         14,958         51,855
Salaries and
 employee
 benefits                 15,805         15,757         15,875         15,779         63,216
Total noninterest
 expense                  26,191         27,557         27,234         27,762        108,744
Net income                 8,191          8,638          9,313         11,034         37,176
Per Common Share
 Data:
Net income-basic            1.05           1.10           1.19           1.41           4.75
Net income-
 diluted                    1.03           1.08           1.17           1.38           4.65
Cash dividends
 declared                   0.25           0.25           0.28           0.28           1.06
Common shares
 outstanding           7,830,040      7,825,923      7,830,008      7,840,796      7,840,796
Average common
 shares
 outstanding -
  Basic                7,825,530      7,834,040      7,827,370      7,835,094      7,830,513
  Diluted              7,977,779      7,979,029      7,987,737      8,019,409      7,995,536
Performance
 Ratios:
Return on
 average assets             1.10%          1.13%          1.22%          1.43%          1.22%
Return on average
 equity                    12.19          13.21          13.92          15.90          13.83
Net interest
 margin                     4.20           4.12           4.34           4.48           4.29
Efficiency ratio           66.10          67.09          64.39          60.20          64.31

                                              2003
                    ---------------------------------------------------------      Year-
                         Q1             Q2             Q3             Q4          To-Date
                    ------------   ------------   ------------   ------------   ------------
Income Statement
 Data:
Net interest
 income             $     26,740   $     27,037   $     27,006   $     28,334   $    109,117
Provision for
 loan losses                 783          1,062            524          1,354          3,722
Securities
 transactions                616          2,462            ---            204          3,283
Total noninterest
 income                   11,779         13,976         11,464         11,601         48,820
Salaries and
 employee
 benefits                 14,015         14,366         14,552         14,393         57,326
Total noninterest
 expense                  24,588         27,363         27,028         26,401        105,382
Net income                 8,598          8,072          7,391          7,821         31,882
Per Common Share
 Data:
Net income-
 basic                      1.09           1.04           0.95           1.00           4.07
Net income-
 diluted                    1.07           1.02           0.93           0.98           4.00
Cash dividends
 declared                   0.22           0.22           0.25           0.25           0.94
Common shares
 outstanding           7,808,281      7,803,239      7,815,364      7,822,637      7,822,637
Average common
 shares
 outstanding -
  Basic                7,916,890      7,796,999      7,809,366      7,820,450      7,835,589
  Diluted              8,026,820      7,935,549      7,956,424      7,976,872      7,972,875
Performance
 Ratios:
Return on average
 assets                     1.25%          1.13%          1.04%          1.07%          1.12%
Return on average
 equity                    13.92          13.12          11.73          12.21          12.74
Net interest
 margin                     4.32           4.21           4.22           4.32           4.27
Efficiency ratio           63.83          66.72          70.26          67.70          66.72

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                       2004
                             ---------------------------------------------------------
                                  Q1             Q2             Q3             Q4
                             ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                 $  3,051,815   $  3,034,783   $  3,036,738   $  3,046,977
Total loans                     1,940,883      1,963,888      2,036,025      2,093,515
Allowance for loan
 losses                           (26,403)       (25,921)       (25,568)       (25,746)
Securities                        581,059        570,423        558,465        560,234
Deposits                        2,673,020      2,668,466      2,664,769      2,657,434
Stockholders' equity              263,563        260,960        270,528        277,497
Book value per common
 share                              33.66          33.35          34.55          35.39
Tangible book value per
 common share                       29.52          29.22          30.49          30.77
Balance Sheet Ratios:
Average loans to deposits           74.06%         72.23%         75.29%         76.29%
Average earning assets to
 total assets                       90.59          91.32          91.21          90.98
Average stockholders'
 equity to average assets            9.05           8.59           8.78           8.98
Asset Quality Data:
Past due loans               $      2,266   $      2,398   $      1,699          3,149
Nonaccrual loans                   13,663          8,368          8,399          8,688
Restructured loans                    428            433            378            362
Total nonperforming and
 restructured loans                16,357         11,199         10,476         12,199
Other real estate owned
 and repossessed assets             3,796          3,675          3,167          2,513
Total nonperforming and
 restructured assets               20,153         14,874         13,643         14,712
Non performing and
 restructured loans to
 total loans                         0.84%          0.57%          0.51%          0.58%
Nonperforming and
 restructured assets to
 total assets                        0.66           0.49           0.45           0.48
Allowance to total loans             1.36           1.32           1.26           1.23
Allowance to nonperforming
 and restructured loans            161.42         231.46         244.06         211.05
Net charge-offs to
 average loans                       0.10           0.14           0.25           0.14

                                                       2003
                             ---------------------------------------------------------
                                  Q1             Q2             Q3             Q4
                             ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                 $  2,838,292   $  2,848,332   $  2,820,045   $  2,921,369
Total loans                     1,819,602      1,797,364      1,801,010      1,947,223
Allowance for loan
 losses                            24,694         25,004         24,890         26,148
Securities                        545,991        530,644        525,520        564,735
Deposits                        2,477,755      2,502,304      2,485,459      2,585,690
Stockholders' equity              242,574        249,314        250,932        255,372
Book value per common
 share                              31.07          31.95          32.11          32.64
Tangible book value per
 common share                       28.31          29.21          29.38          28.51
Balance Sheet Ratios:
Average loans to deposits           75.12%         72.29%         72.60%         73.37%
Average earning assets
 to total assets                    91.13          91.43          91.21          91.19
Average stockholders'
 equity to average assets            8.96           8.65           8.87           8.78
Asset Quality Data:
Past due loans               $      2,469   $      1,521   $      1,880   $      2,674
Nonaccrual loans                   14,412         13,756         13,757         13,381
Restructured loans                    640            503            480            415
Total nonperforming and
 restructured loans                17,521         15,780         16,117         16,470
Other real estate owned
 and repossessed assets             3,254          2,934          2,696          3,939
Total nonperforming and
 restructured assets               20,775         18,714         18,813         20,409
Nonperforming and
 restructured loans to
 total loans                         0.96%          0.88%          0.89%          0.85%
Nonperforming and
 restructured assets to
 total assets                        0.73           0.66           0.67           0.70
Allowance to total loans             1.36           1.39           1.38           1.34
Allowance to nonperforming
 and restructured loans            140.94         158.45         154.43         158.76
Net charge-offs to average
 loans                               0.10           0.17           0.14           0.29

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                         Three Months Ended                              Year to Date
                                         December 31, 2004                            December 31, 2004
                                         Interest  Average                            Interest Average
                             ------------------------------------------   ------------------------------------------
                                Average        Income/        Yield/        Average        Income/         Yield/
                                Balance        Expense         Rate         Balance        Expense          Rate
                             ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Earning
 assets:
  Loans                      $  2,047,852   $     31,836           6.18%  $  1,981,918   $    119,813           6.05%
  Securities
   - taxable                      524,211          5,483           4.16        530,340         21,144           3.99
  Securities
   - tax exempt                    34,256            527           6.12         35,688          2,239           6.27
  Federal funds
   sold                           189,593            960           2.01        217,602          2,872           1.32
    Total
     earning
     assets                     2,795,912         38,806           5.52      2,765,548        146,068           5.28

Nonearning assets:
  Cash and due
   from banks                     132,655                                      126,747
  Interest
   receivable
   and other
   assets                         170,267                                      171,917
  Allowance for
   loan losses                    (25,586)                                     (25,937)
    Total
     nonearning
     assets                       277,336                                      272,727
    Total
     assets                  $  3,073,248                                 $  3,038,275

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Interest-
 bearing
 liabilities:
  Transaction
   deposits                  $    432,721   $        332           0.31%  $    432,116   $      1,255           0.29%
  Savings
   deposits                       729,393          2,251           1.23        746,864          8,284           1.11
  Time
   deposits                       693,480          3,410           1.96        717,290         12,989           1.81
  Short-term
   borrowings                      27,463            120           1.74         27,404            332           1.21
  Long-term
   borrowings                       8,075            120           5.91          8,819            548           6.21
  Junior
   subordinated
   debentures                      51,804          1,103           8.47         47,540          4,111           8.65
    Total
     interest-
     bearing
     liabilities                1,942,936          7,336           1.50      1,980,033         27,519           1.39

Interest-free
 funds:
  Noninterest
   bearing
   deposits                       828,777                                      765,011
  Interest
   payable
   and other
   liabilities                     25,453                                       24,332
  Stockholders'
   equity                         276,082                                      268,899
    Total
     interest
     free-funds                 1,130,312                                    1,058,242
    Total
     liabilities
     and
     stockholders'
     equity                  $  3,073,248                                 $  3,038,275
Net interest
 income                                     $     31,470                                 $    118,549
Net interest
 spread                                                            4.02%                                        3.89%
Net interest
 margin                                                            4.48%                                        4.29%

SOURCE  BancFirst
    -0-                             01/21/2005
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst Corporation/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
             PRN Photo Desk, photodesk@prnewswire.com /

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